UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2013
Date of Report (Date of Earliest Event Reported)

COMM 2013-CCRE12 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-184376-09	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits.

In connection with the offering of commercial mortgage-backed securities contemplated by the Prospectus Supplement dated October 29, 2012 to the Prospectus dated October 21, 2012, as filed by the Registrant on November 6, 2012, the Registrant is attaching as exhibits to this Form 8-K the related Pooling and Servicing Agreement, Underwriting Agreement and Mortgage Loan Purchase Agreements.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of October 24, 2013, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., UBS Securities LLC, Guggenheim Securities, LLC and German American Capital Corporation.

Exhibit 4
Pooling and Servicing Agreement, dated as of November 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective November 7, 2013, between Deutsche Mortgage & Asset Receiving and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective November 7, 2013, between Deutsche Mortgage & Asset Receiving and Cantor Commercial Real Estate Lending, L.P.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective November 7, 2013, between Deutsche Mortgage & Asset Receiving and UBS Real Estate Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: November 6, 2013
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of October 24, 2013, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., UBS Securities LLC, Guggenheim Securities, LLC and German American Capital Corporation.
(E)

4
Pooling and Servicing Agreement, dated as of November 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective November 7, 2013, between Deutsche Mortgage & Asset Receiving and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective November 7, 2013, between Deutsche Mortgage & Asset Receiving and Cantor Commercial Real Estate Lending, L.P.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective November 7, 2013, between Deutsche Mortgage & Asset Receiving and UBS Real Estate Securities Inc.	(E)